UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2014 (December 23, 2014)

iPayment Holdings, Inc.

iPayment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

333-177233-19 000-50280	20-4777880 62-1847043
(Commission File Number)	(IRS Employer Identification No.)

Delaware Delaware
(State or Other Jurisdiction of Incorporation)

Tower 56, 126 East 56th Street 33rd Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 802-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 23, 2014, iPayment Holdings, Inc. (“Holdco”) and iPayment, Inc. (“Opco” and, together with Holdco, the “Companies”) issued a press release announcing the expiration of the Companies’ previously announced exchange offers and consent solicitations relating to Holdco’s 15.00%/15.00% Senior Notes due 2018 and Opco’s 10.25% Senior Notes due 2018, and the receipt of the requisite consents thereunder. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release, dated December 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPAYMENT HOLDINGS, INC.

By:	/s/ Mark C. Monaco
Name:	Mark C. Monaco
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Director of iPayment Holdings, Inc.

Date: December 23, 2014

IPAYMENT, INC.

By:	/s/ Mark C. Monaco
Name:	Mark C. Monaco
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Director of iPayment, Inc.

Date: December 23, 2014

2